UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22747

ALPS SERIES TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Richard C. Noyes, Esq., Secretary
ALPS Series Trust
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

(303) 623-2577
(Registrant's telephone number, including area code)

Copy to:

Peter Schwartz, Esq.
David Graham & Stubbs LLP
1550 17th Street, Suite 500,
Denver, CO 80202

Date of fiscal year end: September 30

Date of reporting period: June 30, 2017

Item 1. Schedule of Investments.

CLARKSTON PARTNERS FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (69.44%)
Consumer Discretionary (7.13%)
John Wiley & Sons, Inc., Class A	540,000	$28,485,000
Matthews International Corp., Class A	375,000	22,968,750
Total Consumer Discretionary		51,453,750

Consumer Staples (4.10%)
McCormick & Co., Inc.	160,000	15,601,600
Post Holdings, Inc.(a)	180,000	13,977,000
Total Consumer Staples		29,578,600

Financial Services (34.76%)
Broadridge Financial Solutions, Inc.	400,000	30,224,000
Brown & Brown, Inc.	775,000	33,379,250
Equifax, Inc.	60,000	8,245,200
Legg Mason, Inc.	1,000,000	38,160,000
LPL Financial Holdings, Inc.	985,000	41,823,100
Markel Corp.(a)	13,000	12,686,180
The Western Union Co.	2,350,000	44,767,500
Willis Towers Watson PLC	285,000	41,456,100
Total Financial Services		250,741,330

Materials & Processing (1.81%)
Fastenal Co.	300,000	13,059,000
Total Materials & Processing		13,059,000

Producer Durables (19.81%)
Actuant Corp., Class A	777,104	19,116,758
C.H. Robinson Worldwide, Inc.	280,000	19,230,400
Cintas Corp.	115,000	14,494,600
Graco, Inc.	110,000	12,020,800
Hillenbrand, Inc.	690,000	24,909,000
Landstar System, Inc.	220,000	18,832,000
Stericycle, Inc.(a)	240,000	18,316,800
Waters Corp.(a)	87,000	15,994,080
Total Producer Durables		142,914,438

Technology (1.83%)
IHS Markit Ltd.(a)	300,000	13,212,000
Total Technology		13,212,000

TOTAL COMMON STOCKS (Cost $415,214,120)		500,959,118

TOTAL INVESTMENTS (69.44%) (Cost $415,214,120)		$500,959,118

Other Assets In Excess Of Liabilities (30.56%)		220,508,484
NET ASSETS (100.00%)		$721,467,602

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

CLARKSTON FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (82.29%)
Consumer Discretionary (3.82%)
Wal‐Mart Stores, Inc.	9,300	$703,824
The Walt Disney Co.	3,500	371,875
Total Consumer Discretionary		1,075,699

Consumer Staples (21.62%)
Anheuser‐Busch InBev SA/NV, Sponsored ADR	6,200	684,232
Diageo PLC, Sponsored ADR	8,500	1,018,555
Mondelez International, Inc., Class A	13,500	583,065
PepsiCo, Inc.	10,000	1,154,900
The Procter & Gamble Co.	16,000	1,394,400
Sysco Corp.	25,000	1,258,250
Total Consumer Staples		6,093,402

Financial Services (22.63%)
American Express Co.	13,000	1,095,120
Capital One Financial Corp.	10,000	826,200
The Charles Schwab Corp.	18,000	773,280
Markel Corp.(a)	275	268,362
MasterCard, Inc., Class A	3,500	425,075
US Bancorp	11,500	597,080
The Western Union Co.	76,000	1,447,800
Willis Towers Watson PLC	6,500	945,490
Total Financial Services		6,378,407

Health Care (11.08%)
AmerisourceBergen Corp.	3,000	283,590
Anthem, Inc.	3,000	564,390
Johnson & Johnson	10,000	1,322,900
McKesson Corp.	2,000	329,080
Medtronic PLC	7,000	621,250
Total Health Care		3,121,210

Producer Durables (12.78%)
C.H. Robinson Worldwide, Inc.	8,000	549,440
Emerson Electric Co.	12,000	715,440
General Electric Co.	62,000	1,674,620
United Parcel Service, Inc., Class B	6,000	663,540
Total Producer Durables		3,603,040

Technology (10.36%)
Cisco Systems, Inc.	31,000	970,300
International Business Machines Corp.	5,500	846,065
Microsoft Corp.	16,000	1,102,880
Total Technology		2,919,245

TOTAL COMMON STOCKS (Cost $20,867,779)		23,191,003

Shares	Value (Note 2)
TOTAL INVESTMENTS (82.29%) (Cost $20,867,779)	$23,191,003

Other Assets In Excess Of Liabilities (17.71%)	4,991,114
NET ASSETS (100.00%)	$28,182,117

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

CLARKSTON SELECT FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (83.39%)
Consumer Discretionary (2.14%)
Wal‐Mart Stores, Inc.	3,000	$227,040
Total Consumer Discretionary		227,040

Consumer Staples (21.69%)
Anheuser‐Busch InBev SA/NV, Sponsored ADR	3,300	364,188
Diageo PLC, Sponsored ADR	2,500	299,575
PepsiCo, Inc.	4,500	519,705
The Procter & Gamble Co.	7,000	610,050
Sysco Corp.	10,000	503,300
Total Consumer Staples		2,296,818

Financial Services (17.70%)
American Express Co.	4,000	336,960
Broadridge Financial Solutions, Inc.	3,000	226,680
Capital One Financial Corp.	3,800	313,956
T. Rowe Price Group, Inc.	3,000	222,630
US Bancorp	5,000	259,600
The Western Union Co.	27,000	514,350
Total Financial Services		1,874,176

Health Care (7.17%)
Johnson & Johnson	3,200	423,328
Pfizer, Inc.	10,000	335,900
Total Health Care		759,228

Materials & Processing (2.47%)
Fastenal Co.	6,000	261,180
Total Materials & Processing		261,180

Producer Durables (19.72%)
3M Co.	500	104,095
C.H. Robinson Worldwide, Inc.	3,750	257,550
Emerson Electric Co.	5,000	298,100
General Electric Co.	24,000	648,240
Paychex, Inc.	7,300	415,662
United Parcel Service, Inc., Class B	3,300	364,947
Total Producer Durables		2,088,594

Technology (12.50%)
Cisco Systems, Inc.	13,500	422,550
International Business Machines Corp.	2,500	384,575
Microsoft Corp.	7,500	516,975
Total Technology		1,324,100

TOTAL COMMON STOCKS (Cost $8,737,343)		8,831,136

	Shares	Value (Note 2)
TOTAL INVESTMENTS (83.39%) (Cost $8,737,343)		$8,831,136

Other Assets In Excess Of Liabilities (16.61%)		1,758,521
NET ASSETS (100.00%)		$10,589,657

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

CLARKSTON FOUNDERS FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (66.65%)
Consumer Discretionary (1.21%)
LKQ Corp.(a)	8,000	$263,600
Total Consumer Discretionary		263,600

Consumer Staples (7.97%)
McCormick & Co., Inc.	7,000	682,570
Sysco Corp.	21,000	1,056,930
Total Consumer Staples		1,739,500

Financial Services (34.24%)
Broadridge Financial Solutions, Inc.	14,000	1,057,840
Brown & Brown, Inc.	24,500	1,055,215
The Charles Schwab Corp.	17,000	730,320
Equifax, Inc.	2,300	316,066
FactSet Research Systems, Inc.	1,500	249,270
Legg Mason, Inc.	25,000	954,000
Markel Corp.(a)	500	487,930
The Western Union Co.	73,000	1,390,650
Willis Towers Watson PLC	8,500	1,236,410
Total Financial Services		7,477,701

Health Care (4.82%)
AmerisourceBergen Corp.	2,500	236,325
DENTSPLY SIRONA, Inc.	7,000	453,880
McKesson Corp.	2,200	361,988
Total Health Care		1,052,193

Materials & Processing (2.29%)
Fastenal Co.	11,500	500,595
Total Materials & Processing		500,595

Producer Durables (14.51%)
C.H. Robinson Worldwide, Inc.	9,500	652,460
Cintas Corp.	3,000	378,120
Paychex, Inc.	10,500	597,870
Roper Technologies, Inc.	1,300	300,989
Stericycle, Inc.(a)	9,000	686,880
Waters Corp.(a)	3,000	551,520
Total Producer Durables		3,167,839

Technology (1.61%)
IHS Markit Ltd.(a)	8,000	352,320
Total Technology		352,320

TOTAL COMMON STOCKS (Cost $13,884,467)		14,553,748

TOTAL INVESTMENTS (66.65%) (Cost $13,884,467)		$14,553,748

Other Assets In Excess Of Liabilities (33.35%)		7,283,138
NET ASSETS (100.00%)		$21,836,886

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments
June 30, 2017 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series.  This quarterly report describes the Clarkston Partners Fund, the Clarkston Fund, the Clarkston Select Fund and the Clarkston Founders Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non-diversified and the primary investment objectives are to achieve long‐term capital appreciation, as well as current income for the Clarkston Select Fund. The Clarkston Partners Fund currently offers Founders Class shares and Institutional Class shares, and the Clarkston Fund, the Clarkston Select Fund and the Clarkston Founders Fund currently offer Institutional Class shares. Each share class for the Clarkston Partners Fund has identical rights to earnings, assets and voting privileges, except for class‐specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The Funds have limited operating histories. The Funds do not have any operations before September 16, 2015 for the Clarkston Partners Fund, April 4, 2016 for the Clarkston Fund and February 1, 2017 for the Clarkston Select Fund and Clarkston Founders Fund, other than those relating to the sale and issuance of the Funds’ initial shares to ALPS Fund Services, Inc. (“ALPS”), the Funds’ Administrator and Transfer Agent. ALPS is an affiliate of ALPS Distributors, Inc., the Funds’ principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange‐traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Funds’ assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements:  The Funds disclose the classification of their fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant  unobservable  prices  or  inputs  (including  the  Fund’s  own  assumptions  in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2017:

Clarkston Partners Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$51,453,750	$–	$–	$51,453,750
Consumer Staples	29,578,600	–	–	29,578,600
Financial Services	250,741,330	–	–	250,741,330
Materials & Processing	13,059,000	–	–	13,059,000
Producer Durables	142,914,438	–	–	142,914,438
Technology	13,212,000	–	–	13,212,000
Total	$500,959,118	$–	$–	$500,959,118

Clarkston Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$1,075,699	$–	$–	$1,075,699
Consumer Staples	6,093,402	–	–	6,093,402
Financial Services	6,378,407	–	–	6,378,407
Health Care	3,121,210	–	–	3,121,210
Producer Durables	3,603,040	–	–	3,603,040
Technology	2,919,245	–	–	2,919,245
Total	$23,191,003	$–	$–	$23,191,003

Clarkston Select Fund
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$227,040	$–	$–	$227,040
Consumer Staples	2,296,818	–	–	2,296,818
Financial Services	1,874,176	–	–	1,874,176
Health Care	759,228	–	–	759,228
Materials & Processing	261,180	–	–	261,180
Producer Durables	2,088,594	–	–	2,088,594
Technology	1,324,100	–	–	1,324,100
Total	$8,831,136	$–	$–	$8,831,136

Clarkston Founders Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$263,600	$–	$–	$263,600
Consumer Staples	1,739,500	–	–	1,739,500
Financial Services	7,477,701	–	–	7,477,701
Health Care	1,052,193	–	–	1,052,193
Materials & Processing	500,595	–	–	500,595
Producer Durables	3,167,839	–	–	3,167,839
Technology	352,320	–	–	352,320
Total	$14,553,748	$–	$–	$14,553,748

The Funds recognize transfers between levels as of the end of the period. For the period ended June 30, 2017, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Concentration of Credit Risk:  Each Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses:  Some expenses of the Trust can be directly attributed to a Fund. Expenses that cannot be directly attributed to a Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses:  Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses:  Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of a Fund are charged to the operations of such class.

Investment Transactions and Investment Income:  Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis) for financial reporting purposes. Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex‐dividend date, or for certain foreign securities, as soon as information is available to a Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders:  The Clarkston Partners Fund, Clarkston Fund and Clarkston Founders Fund normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. The Clarkston Select Fund normally pays dividends, if any, on a quarterly basis and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short‐term capital gains. Long‐term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Unrealized Appreciation and Depreciation on Investments:    As of June 30, 2017, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Clarkston Partners Fund	Clarkston Fund	Clarkston Select Fund	Clarkston Founders Fund
Gross unrealized appreciation (excess of value over tax cost)	$88,194,933	$2,598,534	$326,746	$912,106
Gross unrealized depreciation (excess of tax cost over value)	(2,901,801)	(275,310)	(232,953)	(242,825)
Net unrealized appreciation	$85,293,132	$2,323,224	$93,793	$669,281
Cost of investments for income tax purposes	$415,665,986	$20,867,779	$8,737,343	$13,884,467

COGNIOS MARKET NEUTRAL LARGE CAP FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (123.56%)
Basic Materials (1.57%)
Newmont Mining Corp.(a)	48,146	$1,559,449
Total Basic Materials		1,559,449

Communications (4.96%)
AT&T, Inc.(a)	42,421	1,600,544
Facebook, Inc., Class A(a)(b)	10,836	1,636,019
Motorola Solutions, Inc.(a)	19,371	1,680,241
Total Communications		4,916,804

Consumer Cyclical (34.47%)
AutoZone, Inc.(a)(b)	2,670	1,523,128
Carnival Corp.(a)	25,253	1,655,839
Coach, Inc.(a)	35,374	1,674,605
Darden Restaurants, Inc.(a)	18,367	1,661,112
Dollar Tree, Inc.(a)(b)	20,552	1,436,996
Foot Locker, Inc.(a)	27,598	1,360,029
Hanesbrands, Inc.(a)	77,974	1,805,878
L Brands, Inc.(a)	31,237	1,683,362
LKQ Corp.(a)(b)	51,171	1,686,085
McDonald's Corp.(a)	10,877	1,665,921
Michael Kors Holdings, Ltd.(a)(b)	49,937	1,810,216
NIKE, Inc., Class B(a)	31,047	1,831,773
O'Reilly Automotive, Inc.(a)(b)	6,760	1,478,682
PVH Corp.(a)	15,392	1,762,384
Ralph Lauren Corp.(a)	23,642	1,744,780
Starbucks Corp.(a)	25,823	1,505,739
Target Corp.(a)	29,389	1,536,751
TJX Cos., Inc.(a)	21,627	1,560,821
United Continental Holdings, Inc.(a)(b)	20,467	1,540,142
Wal-Mart Stores, Inc.(a)	20,731	1,568,922
Yum! Brands, Inc.(a)	22,461	1,656,723
Total Consumer Cyclical		34,149,888

Consumer Non-cyclical (45.18%)
Anthem, Inc.(a)	8,829	1,661,000
Baxter International, Inc.(a)	27,377	1,657,404
Campbell Soup Co.(a)	28,428	1,482,520
Centene Corp.(a)(b)	22,159	1,770,061
Church & Dwight Co., Inc.(a)	31,745	1,646,931
Cigna Corp.(a)	10,022	1,677,583
Clorox Co.(a)	12,137	1,617,134
Coca-Cola Co.(a)	36,123	1,620,117
Conagra Brands, Inc.(a)	41,235	1,474,564
Constellation Brands, Inc., Class A(a)	8,947	1,733,302
Cooper Cos., Inc.(a)	7,529	1,802,593
Dr Pepper Snapple Group, Inc.(a)	17,720	1,614,469
General Mills, Inc.(a)	28,702	1,590,091
H&R Block, Inc.(a)	61,305	1,894,938
Hormel Foods Corp.(a)	48,821	1,665,284
JM Smucker Co.(a)	12,779	1,512,139
Kellogg Co.(a)	22,745	1,579,868
Kimberly-Clark Corp.(a)	12,694	1,638,922
McCormick & Co., Inc.(a)	15,679	1,528,859
PepsiCo, Inc.(a)	14,078	1,625,868
Procter & Gamble Co.(a)	18,683	1,628,223

	Shares	Value (Note 2)
Consumer Non-cyclical (continued)
Quest Diagnostics, Inc.(a)	15,047	$1,672,624
Sysco Corp.(a)	29,902	1,504,968
Tyson Foods, Inc., Class A(a)	28,369	1,776,750
UnitedHealth Group, Inc.(a)	9,203	1,706,420
Varian Medical Systems, Inc.(a)(b)	16,529	1,705,627
Whole Foods Market, Inc.(a)	46,724	1,967,548
Total Consumer Non-cyclical		44,755,807

Financials (3.35%)
Progressive Corp.(a)	38,610	1,702,315
Public Storage - REIT(a)	7,736	1,613,188
Total Financials		3,315,503

Industrials (16.48%)
CH Robinson Worldwide, Inc.(a)	24,362	1,673,182
Expeditors International of Washington, Inc.(a)	30,643	1,730,717
FLIR Systems, Inc.(a)	42,832	1,484,557
Lockheed Martin Corp.(a)	5,845	1,622,630
PerkinElmer, Inc.(a)	25,941	1,767,620
Raytheon Co.(a)	10,033	1,620,129
Republic Services, Inc.(a)	25,705	1,638,180
Stericycle, Inc.(a)(b)	19,692	1,502,893
TransDigm Group, Inc.(a)	6,109	1,642,527
Waste Management, Inc.(a)	22,402	1,643,187
Total Industrials		16,325,622

Technology (3.03%)
Electronic Arts, Inc.(a)(b)	14,397	1,522,051
Skyworks Solutions, Inc.(a)	15,386	1,476,286
Total Technology		2,998,337

Utilities (14.52%)
Ameren Corp.(a)	28,858	1,577,667
American Electric Power Co., Inc.(a)	22,806	1,584,333
Consolidated Edison, Inc.(a)	19,799	1,600,155
Entergy Corp.(a)	20,664	1,586,375
Eversource Energy(a)	26,412	1,603,472
Exelon Corp.(a)	45,028	1,624,160
FirstEnergy Corp.(a)	56,058	1,634,651
Public Service Enterprise Group, Inc.(a)	36,279	1,560,360
SCANA Corp.(a)	24,157	1,618,761
Total Utilities		14,389,934

TOTAL COMMON STOCKS (Cost $122,318,923)		122,411,344

TOTAL INVESTMENTS (123.56%) (Cost $122,318,923)		$122,411,344

SECURITIES SOLD SHORT (-84.16%) (Proceeds $82,816,595)		$(83,369,905)

Other Assets In Excess Of Liabilities (60.60%)		60,026,002	(c)
NET ASSETS (100.00%)		$99,067,441

	Shares	Value (Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS (-84.16%)
Basic Materials (-0.57%)
Dow Chemical Co.	(8,953)	$(564,666)
Total Basic Materials		(564,666)

Communications (-3.21%)
CenturyLink, Inc.	(21,529)	(514,112)
Charter Communications, Inc., Class A	(1,614)	(543,676)
Comcast Corp., Class A	(13,376)	(520,594)
DISH Network Corp., Class A	(8,625)	(541,305)
Symantec Corp.	(18,564)	(524,433)
Verizon Communications, Inc.	(11,968)	(534,491)
Total Communications		(3,178,611)

Consumer Cyclical (-5.48%)
Advance Auto Parts, Inc.	(4,127)	(481,167)
Chipotle Mexican Grill, Inc.	(1,149)	(478,099)
Costco Wholesale Corp.	(3,082)	(492,904)
DR Horton, Inc.	(17,007)	(587,932)
Lennar Corp., Class A	(10,819)	(576,869)
Mattel, Inc.	(24,092)	(518,701)
Mohawk Industries, Inc.	(2,310)	(558,304)
PulteGroup, Inc.	(24,405)	(598,654)
Ulta Beauty, Inc.	(1,814)	(521,235)
Under Armour, Inc., Class A	(28,195)	(613,523)
Total Consumer Cyclical		(5,427,388)

Consumer Non-cyclical (-21.86%)
Abbott Laboratories	(12,143)	(590,271)
Aetna, Inc.	(3,784)	(574,525)
Allergan PLC	(2,467)	(599,703)
Altria Group, Inc.	(7,436)	(553,759)
Archer-Daniels-Midland Co.	(13,320)	(551,182)
Automatic Data Processing, Inc.	(5,427)	(556,050)
Avery Dennison Corp.	(6,524)	(576,526)
Boston Scientific Corp.	(20,383)	(565,017)
Brown-Forman Corp., Class B	(10,694)	(519,728)
Cardinal Health, Inc.	(7,452)	(580,660)
Coty, Inc., Class A	(29,342)	(550,456)
CR Bard, Inc.	(1,785)	(564,256)
Ecolab, Inc.	(4,164)	(552,771)
Edwards Lifesciences Corp.	(4,792)	(566,606)
Eli Lilly & Co.	(6,985)	(574,865)
Gartner, Inc.	(4,620)	(570,616)
Hershey Co.	(4,830)	(518,597)
Hologic, Inc.	(12,655)	(574,284)
IDEXX Laboratories, Inc.	(3,324)	(536,560)
Illumina, Inc.	(3,131)	(543,291)
Incyte Corp.	(4,332)	(545,442)
Intuitive Surgical, Inc.	(607)	(567,770)
Kroger Co.	(18,530)	(432,120)
Merck & Co., Inc.	(8,544)	(547,585)
Molson Coors Brewing Co., Class B	(5,779)	(498,959)
Mondelez International, Inc., Class A	(11,914)	(514,566)
Monster Beverage Corp.	(11,027)	(547,821)
Mylan NV	(14,163)	(549,808)
Patterson Cos., Inc.	(12,122)	(569,128)
Perrigo Co. PLC	(7,475)	(564,512)
Pfizer, Inc.	(17,009)	(571,332)

	Shares	Value (Note 2)
Consumer Non-cyclical (continued)
Quanta Services, Inc.	(18,046)	$(594,074)
Reynolds American, Inc.	(8,313)	(540,678)
Stryker Corp.	(3,896)	(540,687)
Thermo Fisher Scientific, Inc.	(3,213)	(560,572)
Verisk Analytics, Inc.	(6,838)	(576,922)
Vertex Pharmaceuticals, Inc.	(4,406)	(567,801)
Zimmer Biomet Holdings, Inc.	(4,597)	(590,255)
Zoetis, Inc.	(8,935)	(557,365)
Total Consumer Non-cyclical		(21,657,120)

Energy (-8.97%)
Apache Corp.	(11,773)	(564,280)
Cabot Oil & Gas Corp.	(24,970)	(626,248)
Chevron Corp.	(5,351)	(558,270)
Concho Resources, Inc.	(4,376)	(531,815)
EOG Resources, Inc.	(6,109)	(552,987)
EQT Corp.	(9,944)	(582,619)
Exxon Mobil Corp.	(6,888)	(556,068)
Halliburton Co.	(12,215)	(521,703)
Helmerich & Payne, Inc.	(10,274)	(558,289)
Kinder Morgan, Inc.	(29,561)	(566,389)
National Oilwell Varco, Inc.	(16,893)	(556,455)
Noble Energy, Inc.	(19,009)	(537,955)
Occidental Petroleum Corp.	(9,310)	(557,390)
Pioneer Natural Resources Co.	(3,323)	(530,284)
Range Resources Corp.	(23,870)	(553,068)
Schlumberger, Ltd.	(7,969)	(524,679)
Total Energy		(8,878,499)

Financials (-25.32%)
Alexandria Real Estate Equities, Inc. - REIT	(4,748)	(571,992)
American Tower Corp. - REIT	(4,227)	(559,317)
Apartment Investment & Management Co., Class A - REIT	(13,035)	(560,114)
AvalonBay Communities, Inc. - REIT	(2,921)	(561,329)
BB&T Corp.	(13,320)	(604,861)
Boston Properties, Inc. - REIT	(4,553)	(560,110)
CBOE Holdings, Inc.	(6,412)	(586,057)
Cincinnati Financial Corp.	(7,923)	(574,021)
CME Group, Inc.	(4,740)	(593,638)
Crown Castle International Corp. - REIT	(5,385)	(539,469)
Digital Realty Trust, Inc. - REIT	(4,704)	(531,317)
Equinix, Inc. - REIT	(1,266)	(543,317)
Equity Residential - REIT	(8,574)	(564,426)
Essex Property Trust, Inc. - REIT	(2,161)	(555,960)
Extra Space Storage, Inc. - REIT	(7,310)	(570,180)
Federal Realty Investment Trust - REIT	(4,507)	(569,640)
GGP, Inc. - REIT	(24,708)	(582,120)
Hartford Financial Services Group, Inc.	(11,207)	(589,152)
HCP, Inc. - REIT	(17,961)	(574,034)
Iron Mountain, Inc. - REIT	(15,966)	(548,592)
KeyCorp	(31,831)	(596,513)
Kimco Realty Corp. - REIT	(31,328)	(574,869)
Loews Corp.	(11,730)	(549,081)
M&T Bank Corp.	(3,553)	(575,408)
Macerich Co. - REIT	(9,548)	(554,357)
Mastercard, Inc., Class A	(4,540)	(551,383)
Mid-America Apartment Communities, Inc. - REIT	(5,458)	(575,164)

	Shares	Value (Note 2)
Financials (continued)
Nasdaq, Inc.	(8,238)	$(588,935)
Northern Trust Corp.	(6,355)	(617,770)
People's United Financial, Inc.	(33,350)	(588,961)
PNC Financial Services Group, Inc.	(4,712)	(588,387)
Prologis, Inc. - REIT	(10,015)	(587,280)
Realty Income Corp. - REIT	(10,097)	(557,152)
Regency Centers Corp. - REIT	(9,158)	(573,657)
Simon Property Group, Inc. - REIT	(3,602)	(582,659)
SL Green Realty Corp. - REIT	(5,433)	(574,811)
UDR, Inc. - REIT	(14,425)	(562,142)
US Bancorp	(10,934)	(567,693)
Ventas, Inc. - REIT	(8,403)	(583,840)
Visa, Inc.	(5,860)	(549,551)
Vornado Realty Trust - REIT	(6,003)	(563,682)
Welltower, Inc. - REIT	(7,712)	(577,243)
Willis Towers Watson PLC	(3,765)	(547,657)
XL Group, Ltd.	(12,739)	(557,968)
Total Financials		(25,085,809)

Industrials (-6.87%)
Ball Corp.	(13,577)	(573,085)
Deere & Co.	(4,423)	(546,639)
FedEx Corp.	(2,849)	(619,173)
General Dynamics Corp.	(2,749)	(544,577)
General Electric Co.	(20,049)	(541,523)
Ingersoll-Rand PLC	(6,239)	(570,182)
Kansas City Southern	(5,823)	(609,377)
Mettler-Toledo International, Inc.	(950)	(559,113)
Rockwell Collins, Inc.	(5,145)	(540,637)
United Parcel Service, Inc., Class B	(5,253)	(580,929)
United Technologies Corp.	(4,578)	(559,020)
Vulcan Materials Co.	(4,439)	(562,332)
Total Industrials		(6,806,587)

Technology (-2.65%)
Broadcom, Ltd.	(2,346)	(546,735)
DXC Technology Co.	(7,221)	(553,995)
Microchip Technology, Inc.	(6,656)	(513,710)
NVIDIA Corp.	(3,874)	(560,026)
Qorvo, Inc.	(7,124)	(451,092)
Total Technology		(2,625,558)

Utilities (-9.23%)
Alliant Energy Corp.	(13,397)	(538,158)
American Water Works Co., Inc.	(7,067)	(550,873)
CenterPoint Energy, Inc.	(19,387)	(530,816)
CMS Energy Corp.	(11,745)	(543,206)
Dominion Energy, Inc.	(6,872)	(526,601)
DTE Energy Co.	(5,073)	(536,673)
Duke Energy Corp.	(6,510)	(544,171)
Edison International	(6,837)	(534,585)
NextEra Energy, Inc.	(3,934)	(551,271)
NiSource, Inc.	(21,281)	(539,686)
PG&E Corp.	(8,076)	(536,004)
Pinnacle West Capital Corp.	(6,287)	(535,401)
PPL Corp.	(13,959)	(539,655)
Sempra Energy	(4,759)	(536,577)
Southern Co.	(10,935)	(523,568)
WEC Energy Group, Inc.	(8,866)	(544,195)

	Shares	Value (Note 2)
Utilities (continued)
Xcel Energy, Inc.	(11,644)	$(534,227)
Total Utilities		(9,145,667)

TOTAL COMMON STOCKS (Proceeds $82,816,595)		(83,369,905)

TOTAL SECURITIES SOLD SHORT (-84.16%) (Proceeds $82,816,595)		$(83,369,905)

(a)
Security, or a portion of security, is being held as collateral for short sales. As of June 30, 2017, the aggregate market value of those securities was $60,381,881, which represents approximately 60.95% of the Fund's net assets.

(b)	Non-income producing security.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments
June 30, 2017 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Cognios Market Neutral Large Cap Fund (the “Fund”). The Fund seeks long-term growth of capital independent of stock market direction. The Fund currently offers Investor Class shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Basic Materials	$1,559,449	$–	$–	$1,559,449
Communications	4,916,804	–	–	4,916,804
Consumer Cyclical	34,149,888	–	–	34,149,888
Consumer Non-cyclical	44,755,807	–	–	44,755,807
Financials	3,315,503	–	–	3,315,503
Industrials	16,325,622	–	–	16,325,622
Technology	2,998,337	–	–	2,998,337
Utilities	14,389,934	–	–	14,389,934
Total	$122,411,344	$–	$–	$122,411,344

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other Financial Instruments
Liabilities
Securities Sold Short
Basic Materials	$(564,666)	$–	$–	$(564,666)
Communications	(3,178,611)	–	–	(3,178,611)
Consumer Cyclical	(5,427,388)	–	–	(5,427,388)
Consumer Non-cyclical	(21,657,120)	–	–	(21,657,120)
Energy	(8,878,499)	–	–	(8,878,499)
Financials	(25,085,809)	–	–	(25,085,809)
Industrials	(6,806,587)	–	–	(6,806,587)
Technology	(2,625,558)	–	–	(2,625,558)
Utilities	(9,145,667)	–	–	(9,145,667)
Total	$(83,369,905)	$–	$–	$(83,369,905)

The Fund recognizes transfers between levels as of the end of the period. For the period ended June 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Short Sales: The Fund sells securities short. To do this, Cognios Capital, LLC (the “Adviser”) will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the long term, therefore, they are included in the purchase and sales of investments in Note 4 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of June 30, 2017, the Fund held securities sold short with a market value of $83,369,905.

Credit and Counterparty Risks: The Company is exposed to credit risk to counterparties with whom it transacts with and also bears the risk of settlement default. The Company may lose money if the counterparty to a derivative instrument contract, securities sold short, repurchase agreement or securities lending is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Other than securities sold short, the Company manages counterparty risk by entering into appropriate legally enforceable master netting agreements, or similar agreements which include provisions for offsetting positions, collateral, or both in the event of counterparty default or nonperformance.

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2017, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$3,389,788
Gross unrealized depreciation (excess of tax cost over value)	(3,786,539)
Net unrealized depreciation	$(396,751)
Cost of investments for income tax purposes	$122,808,095

DDJ OPPORTUNISTIC HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS
June 30, 2017 (UNAUDITED)

	Principal Amount	Value (Note 2)
BANK LOANS (43.31%)
Basic Materials (2.15%)
New Arclin U.S. Holding Corp. - Second Lien Term Loan
10.169% 02/14/2025	$30,000	$30,600
Optima Specialty Steel, Inc. - DIP Loan
11.040% 10/31/2017 (a)(b)	140,000	140,000
Total Basic Materials		170,600

Communications (2.68%)
Ancestry.com Operations, Inc. - Term Loan (Second Lien)
9.460% 10/19/2024	72,000	73,830
Getty Images, Inc. - Initial Term Loan
4.796% 10/18/2019	149,766	138,440
Total Communications		212,270

Consumer Discretionary (1.90%)
Delta 2 (Lux) S.A.R.L. (Formula One) - Second Lien Facility
8.004% 07/29/2022	39,000	39,345
NVA Holdings, Inc. - Term Loan (Second Lien)
8.296% 08/14/2022	110,000	111,237
Total Consumer Discretionary		150,582

Consumer Staples (1.28%)
PFS Holdings Corporation - Term Loan (Second Lien)
8.480% 01/31/2022	110,000	101,016
Total Consumer Staples		101,016

Consumer, Cyclical (6.45%)
Genoa Healthcare - Initial Term Loan (Second Lien)
9.226% 10/28/2024	90,000	90,900
National Vision, Inc. - Initial Term Loan (Second Lien)
6.976% 03/11/2022	205,000	200,643
Parq Holdings, Ltd. - Closing Date Term Loan (First Lien)
8.709% 12/17/2020 (b)	140,317	138,914
Truck Hero, Inc. - Term Loan (Second Lien)
9.406% 05/16/2025	80,000	79,950
Total Consumer, Cyclical		510,407

Consumer, Non-cyclical (10.68%)
BCPE Eagle Buyer LLC - Term Loan (Second Lien)
9.226% 03/13/2025	120,000	120,600
Heartland Dental Care LLC - Term Loan (Second Lien)
9.750% 06/21/2019	180,000	178,651
Lanai Holdings III, Inc. - Initial Term Loan (Second Lien)
9.726% 08/28/2023	160,000	156,800
Parfums Holding Company, Inc. -Term Loan (Second Lien)
L+8.75% 06/27/2025 (a)	90,000	88,200
PCI Pharma Services - Term Loan (Second Lien)
9.900% 06/29/2024 (b)	140,000	140,000

	Principal Amount	Value (Note 2)
Consumer, Non-cyclical (continued)
U.S. Renal Care, Inc. - Term Loan (Second Lien)
9.296% 12/29/2023	$170,000	$160,863
Total Consumer, Non-cyclical		845,114

Financials (4.67%)
Asurion LLC (Asurian Corp.) - Term Loan (Second Lien)
8.726% 03/03/2021	195,000	196,219
Focus Financial Partners, LLC - Term Loan (Second Lien)
L+7.50% 05/22/2025 (a)	80,000	81,000
Lonestar Intermediate Super Holdings LLC - Term Loan
10.226% 08/31/2021	90,000	92,953
Total Financials		370,172

Industrials (5.90%)
Berlin Packaging LLC - Initial Term Loan (Second Lien)
7.810% 09/30/2022	220,000	222,932
CPM Acquisition Corp. (Crown Acquisition Corp.) - Initial Term Loan (Second Lien)
10.476% 04/10/2023 (b)	110,000	109,450
Lully Finance S.A.R.L. (Lully Finance) - Initial Term B-1 Loan (Second Lien)
9.726% 10/16/2023	60,000	59,700
SRS Distribution, Inc. - Initial Term Loan (Second Lien)
10.046% 02/24/2023	30,000	30,825
Utex Industries, Inc. - Initial Loan (Second Lien)
8.476% 05/22/2022	50,000	44,485
Total Industrials		467,392

Materials (3.34%)
Avantor Performance Materials Holdings, LLC - Initial Term Loan (Second Lien)
9.480% 03/10/2025	97,490	99,014
Fairmount Santrol, Inc. (Fairmount Minerals, Ltd.) - New Tranche B-2 Term Loan
L+3.500% 09/05/2019 (a)	159,312	150,828
Miami Valley Steel Services, Inc. - Term Loan
10.500% 01/20/2023 (b)	15,000	15,000
Total Materials		264,842

Technology (4.26%)
Evergreen Skills Lux S.A.R.L. - Initial Term Loan (First Lien)
5.976% 04/28/2021	166,856	158,127
Evergreen Skills Lux S.A.R.L. - Initial Term Loan (Second Lien)
9.476% 04/28/2022	119,990	99,849
Optiv, Inc. - Initial Term Loan (Second Lien)
8.437% 01/31/2025	40,000	39,250
TierPoint LLC - Initial Term Loan (Second Lien)
8.476% 05/05/2025	40,000	40,475
Total Technology		337,701

TOTAL BANK LOANS (Cost $3,355,612)		3,430,096

	Principal Amount	Value (Note 2)
HIGH YIELD BONDS AND NOTES (52.45%)
Basic Materials (8.33%)
Century Aluminum Co.
7.500% 06/01/2021 (c)	$235,000	$243,225
Hexion, Inc.
6.625% 04/15/2020	210,000	192,675
International Wire Group, Inc.
10.750% 08/01/2021 (c)	80,000	73,560
Optima Specialty Steel, Inc.
12.000% 12/30/2016 (b)(d)	150,000	150,000
Total Basic Materials		659,460

Communications (3.91%)
Sirius XM Radio, Inc.
5.375% 07/15/2026 (c)	150,000	155,625
Urban One, Inc.
9.250% 02/15/2020 (c)	160,000	154,400
Total Communications		310,025

Consumer, Cyclical (3.14%)
American Tire Distributors, Inc.
10.250% 03/01/2022 (c)	210,000	218,400
MGM Resorts International
4.625% 09/01/2026	30,000	30,450
Total Consumer, Cyclical		248,850

Consumer, Non-cyclical (10.15%)
Opal Acquisition, Inc., Series AI
7.500% 07/01/2024 (b)	164,000	154,160
10.000% 10/01/2024 (b)	166,000	143,590
Simmons Foods, Inc.
7.875% 10/01/2021 (c)	130,000	138,450
Tenet Healthcare Corp.
6.750% 06/15/2023	240,000	240,600
Vizient, Inc.
10.375% 03/01/2024 (c)	110,000	126,775
Total Consumer, Non-cyclical		803,575

Diversified (1.93%)
HRG Group, Inc.
7.750% 01/15/2022	145,000	152,975
Total Diversified		152,975

Energy (4.51%)
Forum Energy Technologies, Inc., Series WI
6.250% 10/01/2021	100,000	98,000
Jones Energy Holdings LLC / Jones Energy Finance Corp.
6.750% 04/01/2022	10,000	7,100
9.250% 03/15/2023	20,000	14,600
Resolute Energy Corp.
8.500% 05/01/2020	50,000	49,875
SESI LLC
7.125% 12/15/2021	185,000	177,137

	Principal Amount	Value (Note 2)
Energy (continued)
Teine Energy, Ltd.
6.875% 09/30/2022 (c)	$10,000	$10,188
Total Energy		356,900

Financials (2.29%)
Alliant Holdings Intermediate LLC
8.250% 08/01/2023 (c)	170,000	181,050
Total Financials		181,050

Industrials (16.47%)
Accudyne Industries Borrower / Accudyne Industries LLC
7.750% 12/15/2020 (c)	200,000	201,000
Cleaver-Brooks, Inc.
8.750% 12/15/2019 (c)	310,000	320,074
Material Sciences Corp.
14.000% 06/22/2022 (b)(e)	101,375	94,279
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc.
8.625% 06/01/2021 (c)	190,000	188,575
Real Alloy Holding, Inc.
10.000% 01/15/2019 (c)	175,000	170,188
TransDigm, Inc.
6.375% 06/15/2026	210,000	213,675
Xerium Technologies, Inc.
9.500% 08/15/2021	110,000	117,150
Total Industrials		1,304,941

Utilities (1.72%)
Dynegy, Inc.
7.625% 11/01/2024	140,000	136,500
Total Utilities		136,500

TOTAL HIGH YIELD BONDS AND NOTES (Cost $3,937,401)		4,154,276

	Shares	Value (Note 2)
WARRANT (0.09%)
Industrials (0.09%)
Material Sciences Corp., Strike Price: $0.01, Expires 06/22/2022(b)(f)	5,549	7,436

TOTAL WARRANT (Cost $9,863)		7,436

TOTAL INVESTMENTS (95.85%) (Cost $7,302,876)		$7,591,808

Other Assets In Excess Of Liabilities (4.15%)		328,748

NET ASSETS (100.00%)		$7,920,556

(a)
All or a portion of this position has not settled as of June 30, 2017. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(b)	Fair valued security under the procedures approved by the Fund's Board of Trustees.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of June 30, 2017, the market value of securities restricted under Rule 144A was $2,181,510, representing 27.54% of the Fund's net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

(d)	Security is currently in default.
(e)	Payment in-kind
(f)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

Notes to Quarterly Portfolio of Investments
June 30, 2017 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund’s primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”).  The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based  on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans
Basic Materials	$–	$30,600	$140,000	$170,600
Communications	–	212,270	–	212,270
Consumer Discretionary	–	150,582	–	150,582
Consumer Staples	–	101,016	–	101,016
Consumer, Cyclical	–	371,493	138,914	510,407
Consumer, Non-cyclical	–	281,463	563,651	845,114
Financials	–	289,172	81,000	370,172
Industrials	–	357,942	109,450	467,392
Materials	–	249,842	15,000	264,842
Technology	–	337,701	–	337,701
High Yield Bonds And Notes
Basic Materials	–	509,460	150,000	659,460
Communications	–	310,025	–	310,025
Consumer, Cyclical	–	248,850	–	248,850
Consumer, Non-cyclical	–	505,825	297,750	803,575
Diversified	–	152,975	–	152,975
Energy	–	356,900	–	356,900
Financials	–	181,050	–	181,050
Industrials	–	1,210,662	94,279	1,304,941
Utilities	–	136,500	–	136,500
Warrant
Industrials	–	–	7,436	7,436
TOTAL	$–	$5,994,328	$1,597,480	$7,591,808

The Fund recognizes transfers between levels as of the end of the period. For the period ended June 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities.  The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

DDJ Opportunistic High Yield Fund	High Yield Bonds	Bank Loans	Warrrant	Total
Balance as of September 30, 2016	$128,250	$1,090,830	$-	$1,219,080
Accrued discount/ premium	653	927	-	$1,580
Return of Capital	-	-	-	$-
Realized Gain/(Loss)	-	4,604	-	$4,604
Change in Unrealized Appreciation/(Depreciation)	29,390	4,397	(2,427)	$31,360
Purchases	383,736	345,605	9,863	$739,204
Sales Proceeds	-	(237,485)	-	$(237,485)
Transfer out of Level 3		(160,863)		$(160,863)
Balance as of June 30, 2017	$542,029	$1,048,015	$7,436	$1,597,480

Information about Level 3 measurements as of June 30, 2017:

Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range
Bank Loans	$403,364	Market Analysis	Market Data of Similar Companies	N/A
Bank Loans	$504,651	Third-Party Vendor Pricing Service	Vendor Quotes	N/A
Bank Loans	$140,000	Waterfall Analysis	Financing Sources	N/A
High Yield Bonds	$392,029	Market Analysis	Market Data of Similar Companies	N/A
High Yield Bonds	$150,000	Waterfall Analysis	Financing Sources	N/A
Warrant	$7,436	Transaction Analysis	Intrinsic Value, Discount Rate	N/A

Trust Expenses:  Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund invests in loan assignments. The Fund considers loan assignments to be investments in debt securities. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due.

As of period end, the Fund held $3,430,096, or 43.31%, of the Fund’s net assets in loan assignments.

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2017, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$335,788
Gross unrealized depreciation (excess of tax cost over value)	(47,079)
Net unrealized appreciation	288,639
Cost of investments for income tax purposes	$7,303,169

INSIGNIA MACRO FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2017 (UNAUDITED)

	Principal Amount	Value (Note 2)
ASSET-BACKED SECURITIES (17.89%)
Automobile (8.25%)
Ally Auto Receivables Trust
Series 2014-1, 0.970% 09/15/2017	$24,202	$24,199
CarMax Auto Owner Trust
Series 2016-2, 1.520% 10/15/2019	400,000	399,290
Fifth Third Auto Trust
Series 2014-2, 0.890% 11/15/2018	8,570	8,568
Ford Credit Auto Owner Trust
Series 2014-A, 1.900% 09/15/2019	445,000	446,034
Ford Credit Floorplan Master Owner Trust A
Series 2014-4, 1.400% 08/15/2017	425,000	425,006
Honda Auto Receivables Trust
Series 2014-2, 0.770% 05/18/2017	6,684	6,682
Series 2015-1, 1.050% 12/15/2017	337,614	337,321
Series 2016-4, 1.210% 12/18/2019	400,000	396,879
Hyundai Auto Receivables Trust
Series 2014-B, 0.900% 12/17/2018	44,704	44,687
Series 2015-B A3, 1.120% 11/15/2019	310,235	309,665
Series 2013-C, 2.100% 03/15/2019	400,000	400,610
Nissan Auto Receivables Owner Trust
Series 2015-C, 0.870% 11/15/2018	65,033	64,987
Series 2015-A, 1.050% 10/15/2019	346,045	345,472
Series 2016-C, 1.180% 11/15/2019	325,000	322,739
Toyota Auto Receivables Owner Trust
Series 2016-C, 1.000% 01/15/2018	225,095	224,858
Series 2016-A, 1.030% 07/16/2018	198,316	198,238
Series 2016-D, 1.230% 10/15/2020	305,000	303,121
Total Automobile		4,258,356

Credit Card (9.64%)
American Express Credit Account Master Trust
Series 2014-1, 1.529% 05/15/2019(a)	750,000	753,490
Bank of America Credit Card Trust
Series 2014-A1, 1.539% 01/15/2019(a)	605,000	607,699
Capital One Multi-Asset Execution Trust
Series 2014-A5, 1.480% 09/15/2017	440,000	440,133
Series 2016-A2, 1.789% 04/15/2021(a)	400,000	405,702
Chase Issuance Trust
Series 2014-A6, 1.260% 07/17/2017	195,000	194,990
Series 2016-A2, 1.370% 06/17/2019	730,000	725,556
Citibank Credit Card Issuance Trust
Series 2014-A8, 1.730% 04/09/2018	605,000	606,348
Series 2017-A2, 1.740% 01/17/2019	200,000	200,306
Discover Card Execution Note Trust
Series 2014-A5, 1.390% 10/16/2017	500,000	500,055
Series 2013-A1, 1.459% 02/15/2018(a)	325,000	325,417
Synchrony Credit Card Master Note Trust
Series 2012-6A, 1.360% 08/17/2020	115,000	114,991
Series 2015-2, 1.600% 04/16/2018	100,000	100,033
Total Credit Card		4,974,720

TOTAL ASSET-BACKED SECURITIES (Cost $9,232,202)		9,233,076

	Principal Amount	Value (Note 2)
CORPORATE BONDS (46.70%)
Basic Materials (0.94%)
The Sherwin-Williams Co., Sr. Unsec. Notes
1.350% 12/15/2017	$486,000	$485,325
Communications (4.77%)
Amazon.com, Inc., Sr. Unsec. Notes
1.200% 11/29/2017	195,000	194,953
AT&T, Inc., Sr. Unsec. Notes
2.226% 06/30/2020(a)	455,000	461,153
Comcast Corp., Sr. Sec. Notes
6.300% 11/15/2017	240,000	244,149
eBay, Inc., Sr. Unsec. Notes
2.500% 03/09/2018	390,000	392,324
Time Warner Cable LLC, Sr. Sec. Notes
6.750% 07/01/2018	365,000	381,965
Verizon Communications, Inc., Sr. Unsec. Notes
3.650% 09/14/2018	380,000	388,544
Vodafone Group PLC, Sr. Unsec. Notes
1.500% 02/19/2018	400,000	399,973
Total Communications		2,463,061

Consumer, Cyclical (6.43%)
CVS Health Corp., Sr. Unsec. Notes
1.900% 07/20/2018	390,000	391,117
Ford Motor Credit Co. LLC, Sr. Unsec. Notes
1.724% 12/06/2017	420,000	420,078
General Motors Co., Sr. Unsec. Notes
3.500% 10/02/2018	190,000	193,399
General Motors Financial Co., Inc., Sr. Sec. Notes
2.625% 07/10/2017	440,000	440,045
Macy's Retail Holdings, Inc., Sr. Unsec. Notes
7.450% 07/15/2017	430,000	430,490
McDonald's Corp., Sr. Unsec. Notes
Series GMTN, 5.800% 10/15/2017	215,000	217,429
Walgreens Boots Alliance, Inc., Sr. Unsec. Notes
1.750% 11/17/2017	615,000	615,442
Wal-Mart Stores, Inc., Sr. Unsec. Notes
1.125% 04/11/2018	211,000	210,590
Whirlpool Corp., Sr. Unsec. Notes
1.650% 11/01/2017	400,000	399,976
Total Consumer, Cyclical		3,318,566

Consumer, Non-cyclical (3.08%)
AbbVie, Inc., Sr. Unsec. Notes
1.800% 05/14/2018	395,000	395,586
Actavis Funding SCS, Sr. Unsec. Notes
2.483% 03/12/2020(a)	395,000	403,954
Kroger Co., Sr. Unsec. Notes
2.000% 01/15/2019	250,000	249,872
Target Corp., Sr. Unsec. Notes
6.000% 01/15/2018	250,000	255,807

	Principal Amount	Value (Note 2)
Consumer, Non-cyclical (continued)
Tyson Foods, Inc., Sr. Unsec. Notes
1.760% 06/02/2020 (a)	$285,000	$286,412
Total Consumer, Non-cyclical		1,591,631

Energy (3.81%)
BP Capital Markets PLC, Sr. Sec. Notes
1.375% 05/10/2018	395,000	394,240
Chevron Corp., Sr. Unsec. Notes
1.104% 12/05/2017	400,000	399,593
ConocoPhillips Co., Sr. Unsec. Notes
1.050% 12/15/2017	445,000	444,231
Enbridge Energy Partners, Sr. Unsec. Notes
6.500% 04/15/2018	190,000	196,778
Shell International Finance BV, Sr. Unesc. Notes
1.125% 08/21/2017	530,000	529,845
Total Energy		1,964,687

Financial (19.71%)
Air Lease Corp., Sr. Unsec. Notes
2.125% 01/15/2018	195,000	195,373
American Express Co., Sr. Unsec. Notes
6.150% 08/28/2017	570,000	573,769
Bank of America Corp., Sr. Unsec. Notes
Series L, 2.650% 04/01/2019	385,000	389,816
5.650% 05/01/2018	195,000	201,166
Bank Of New York Mellon, Sr. Unsec. Notes
2.200% 05/15/2019	195,000	196,678
The Bank of Nova Scotia, Sr. Unsec. Notes
1.375% 12/18/2017	405,000	404,848
BNP Paribas SA, Sr. Unsec. Notes
2.375% 09/14/2017	425,000	425,731
Branch Banking & Trust Co., Sr. Unsec. Notes
1.608% 01/15/2020 (a)	250,000	250,806
Capital One Financial Corp., Sr. Unsec. Notes
6.750% 09/15/2017	475,000	479,841
Citigroup, Inc., Sr. Unsec. Notes
1.800% 02/05/2018	405,000	405,370
The Goldman Sachs Group, Inc., Sr. Unsec. Notes
Series FRN, 2.959% 02/25/2021(a)	645,000	668,918
International Lease Finance Corp., Sr. Unsec. Notes
3.875% 04/15/2018	300,000	304,626
Jefferies Group LLC, Sr. Unsec. Notes
5.125% 04/13/2018	302,000	309,827
JPMorgan Chase & Co., Sr. Unsec. Notes
2.682% 03/01/2021 (a)	455,000	469,393
MetLife, Inc., Sr. Unsec. Notes
1.756% 12/15/2017	445,000	445,369
Morgan Stanley, Sr. Unsec. Notes
6.250% 08/28/2017	425,000	427,974
NYSE Holdings LLC, Sr. Unsec. Notes
2.000% 10/05/2017	295,000	295,491

	Principal Amount	Value (Note 2)
Financial (continued)
PNC Bank NA, Subordinated Notes
Series BKNT, 4.875% 09/21/2017	$430,000	$432,971
Realty Income Corp., Sr. Unsec. Notes
2.000% 01/31/2018	410,000	410,454
Royal Bank of Canada, Sr. Unsec. Notes
1.500% 01/16/2018	125,000	125,053
Series GMTN, 1.800% 07/30/2018	310,000	310,451
Sumitomo Mitsui Financial Group, Inc., Sr. Unsec. Notes
2.901% 03/09/2021(a)	285,000	293,727
Synchrony Financial, Sr. Unsec. Notes
1.875% 08/15/2017	370,000	370,088
US Bancorp, Sr. Unsec. Notes
1.793% 01/24/2022(a)	525,000	529,632
Ventas Realty LP / Ventas Capital Corp., Sr. Unsec. Notes
2.000% 02/15/2018	410,000	410,615
Wells Fargo & Co., Sr. Unsec. Notes
2.125% 04/22/2019	270,000	271,522
5.625% 12/11/2017	160,000	162,796
Welltower, Inc., Sr. Unsec. Notes
4.700% 09/15/2017	405,000	407,253
Total Financial		10,169,558

Industrial (3.37%)
Eaton Corp., Sr. Unsec. Notes
1.500% 11/02/2017	460,000	460,128
General Electric Co., Sr. Unsec. Notes
5.250% 12/06/2017	395,000	401,513
United Parcel Service, Inc., Sr. Unsec. Notes
5.500% 01/15/2018	250,000	255,325
United Technologies Corp., Sr. Unsec. Notes
1.520% 11/01/2019(a)	410,000	413,074
Vulcan Materials Co., Sr. Unsec. Notes
1.846% 06/15/2020(a)	210,000	210,076
Total Industrial		1,740,116

Technology (3.27%)
Apple, Inc., Sr. Unsec. Notes
1.680% 02/09/2022(a)	400,000	404,328
Intel Corp., Sr. Unsec. Notes
1.350% 12/15/2017	475,000	474,917
Microsoft Corp., Sr. Unsec. Notes
0.875% 11/15/2017	395,000	394,476
Oracle Corp., Sr. Unsec. Notes
1.200% 10/15/2017	415,000	414,811
Total Technology		1,688,532

Utilities (1.32%)
American Electric Power Co., Inc., Sr. Unsec. Notes
Series E, 1.650% 12/15/2017	354,000	354,074

	Principal Amount	Value (Note 2)
Utilities (continued)
Edison International, Sr. Unsec. Notes
3.750% 09/15/2017	$325,000	$326,455
Total Utilities		680,529

TOTAL CORPORATE BONDS (Cost $24,068,686)		24,102,005

GOVERNMENT BONDS (0.59%)
Export‐Import Bank of Korea, Sr. Unsec. Notes
1.750% 02/27/2018	305,000	304,748

TOTAL GOVERNMENT BONDS (Cost $305,088)		304,748

MORTGAGE‐BACKED SECURITIES (6.20%)
Commercial (2.15%)
Bear Stearns Commercial Mortgage Securities Trust
Series 2007‐PW17, 5.694% 08/11/2017(a)	101,130	101,642
CD Commercial Mortgage Trust
Series 2007‐CD5, 5.886% 08/15/2017(a)	40,073	40,107
CFCRE Commercial Mortgage Trust
Series 2011‐C2, 3.061% 12/15/2016	3,424	3,421
COMM Mortgage Trust
Series 2013‐CR6, 2.122% 02/10/2018	235,590	236,038
Series 2013‐LC13, 3.009% 10/10/2018	200,000	202,865
WFRBS Commercial Mortgage Trust
Series 2012‐C10, 1.765% 12/15/2017	78,476	78,453
Series 2013‐C13, 1.964% 04/15/2018	405,000	405,824
Series 2013‐C11, 2.029% 03/15/2045	41,557	41,592
Total Commercial		1,109,942

U.S. Government Agency (4.05%)
Fannie Mae Connecticut Avenue Securities
Series 2014‐C02, 2.166% 05/25/2024(a)	205,242	206,140
Series 2017‐C03, 2.166% 10/25/2029(a)	493,196	495,730
Series 2014‐C03, 2.416% 07/25/2024(a)	162,000	162,270
Series 2016‐C06, 2.516% 04/25/2029(a)	605,956	614,508
Series 2016‐C04, 2.666% 01/25/2029(a)	553,949	560,972
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014‐DN3, 3.616% 08/25/2024(a)	51,744	51,972
Total U.S. Government Agency		2,091,592

TOTAL MORTGAGE‐BACKED SECURITIES (Cost $3,188,139)		3,201,534

MUNICIPAL BONDS (0.31%)
Certificate Participation (0.10%)
Volusia County School Board
4.000% 08/01/2017	50,000	50,110

General Obligation Unlimited (0.10%)
County of Hawaii HI
1.200% 09/01/2017	50,000	50,004

	Principal Amount	Value (Note 2)
Revenue Bonds (0.11%)
Louisiana Local Government Environmental Facilities &
Community Development Authority, Prefunded
10/01/17 @ 100
4.500% 10/01/2029(b)	$60,000	$60,514

TOTAL MUNICIPAL BONDS (Cost $161,679)		160,628

U.S. TREASURY NOTES & BONDS (3.76%)
U.S. Treasury Note
1.250% 11/30/2018	1,945,000	1,942,796

TOTAL U.S. TREASURY NOTES & BONDS (Cost $1,943,427)		1,942,796

TOTAL INVESTMENTS (75.45%) (Cost $38,899,221)		$38,944,787

Other Assets In Excess Of Liabilities (24.55%)		12,670,414	(c)

NET ASSETS (100.00%)		$51,615,201

(a)	Floating or variable rate security. Interest rate disclosed is that which is in effect at June 30, 2017.
(b)
Prefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax exempt issues and to retire the bonds in full at the earliest refunding date.

(c)	Includes cash which is being held as collateral for swap contracts.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the  industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Consolidated Portfolio of Investments.

TOTAL RETURN SWAP CONTRACTS

Total return swap with Deutsche Bank AG, London Branch.  The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager and the mix of trading programs. The swap was effective on March 5, 2014 and has a term of five years unless earlier terminated. Early termination may be triggered by either party. In addition, the swap provides for a 0.50% fee to Deutsche Bank. (Notional Value $41,718,543)

Exposure by Manager

Underlying Manager	Exposure	Strategy Description
H2O Asset Management	17.48%	Discretionary Macro | Fundamental
QMS Capital Management	12.62%	Quantitative | Fundamental & Technical Models
FORT	11.78%	Quantitative | Trend Anticipation
The Cambridge Strategy	10.91%	Quantitative | Fundamental & Technical Models
Quantitative Investment Management	9.64%	Fundamental & Technical Models
Abraham Trading Company	8.86%	Quantitative | Technical Models
Chesapeake Capital Corporation	7.22%	Trend Follower | Long-Term
Millburn Ridgefield Corporation	6.34%	Quantitative | Technical Models

Exposure by Type

	Number of Contracts	Expiration Date Range
Agricultural Futures Long
Hard Red Spring Wheat Future	0.67	9/14/2017
Hard Red Winter Wheat Future	1.58	09/14/17 - 12/14/17
Lean Hog Future	4.21	07/17/17 - 10/13/17
Live Cattle Future	21.09	08/31/17 - 10/31/17
Oats Future	1.57	12/14/2017
Robusta Coffee - New Future	0.60	9/29/2017
Soybean Oil Future	0.07	1/12/2018
Sugar No.11 Future	7.65	9/29/2017
Wheat Future	6.78	12/14/17 - 03/14/18
White Sugar Future	0.15	9/15/2017
	44.39

Short
Canola Future	(6.18)	11/14/2017
Cocoa Future	(18.90)	09/14/17 - 12/13/17
Coffee C Future	(19.51)	09/19/17 - 12/18/17
Corn Future	(71.06)	09/14/17 - 03/14/18
Cotton No.2 Future	(8.28)	12/06/17 - 03/07/18
Crude Palm Oil Future	(0.26)	9/15/2017
European Rapeseed Future	(1.08)	7/31/2017
FCOJ-A Future	(1.57)	9/11/2017

Lean Hog Future	(4.68)	8/14/2017
London Cocoa Future	(8.04)	9/14/2017
Milling Wheat Future	(5.33)	9/11/2017
Random Length Lumber Future	(0.07)	9/15/2017
Soybean Meal Future	(13.90)	12/14/2017
Soybean Oil Future	(1.77)	12/14/2017
Soybeans Future	(40.77)	11/14/17 - 01/12/18
Sugar No.11 Future	(12.52)	2/28/2018
Wheat Future	(15.79)	9/14/2017
White Maize Future	(0.86)	12/21/2017
White Sugar Future	(6.30)	7/14/2017
Yellow Maize Future	(0.60)	12/21/2017
	(237.46)

Base Metal Futures
Long
Copper Future	14.47	09/27/17 - 12/27/17
Copper Grade A Future	0.97	9/20/2017
Zinc Future	1.86	9/20/2017
	17.30

Short
Copper Grade A Future	-	07/18/17 - 09/08/17
Primary High Grade Aluminium Future	(0.41)	08/02/17 - 09/20/17
Primary Nickel Future	(2.21)	07/11/17 - 09/20/17
Standard Lead Future	-	07/18/17 - 09/20/17
Tin Future	(0.07)	9/20/2017
Zinc Future	-	08/18/17 - 08/31/17
	(2.69)

Bond Fututes
Long
10 year Australian Treasury Bond Future	14.04	9/15/2017
10 year Canadian Govt Bond Future	4.63	9/20/2017
10 year Italian Bond Future	36.33	9/7/2017
10 year US Treasury Notes Future	65.17	9/20/2017
3 year Australian Treasury Bond Future	16.42	9/15/2017
Euro-BOBL Future	5.99	9/7/2017
Euro-BUXL Future	0.33	9/7/2017
Euro-OAT Futures	3.85	9/7/2017
Long Gilt Future	60.91	9/27/2017
Ultra Long-Term T Bond Future	0.20	9/20/2017
	207.87

Short
10 year Japanese Goverment Bond Future	(4.82)	9/12/2017
2 year Euro-Schatz Future	(129.87)	9/7/2017
2 year US Treasury Notes Future	(56.69)	9/29/2017
30 year US Treasury Bonds Future	(1.16)	9/20/2017

5 year US Treasury Notes Future	(103.70)	9/29/2017
Euro-BUND Future	(44.86)	9/7/2017
	(341.09)

Bond Options
Long
5 year US Treasury Notes Option	19.42	08/25/17 - 08/25/17
Euro-BUND Option	6.75	07/21/17 - 08/25/17
	26.17

Short
5 year US Treasury Notes Option	(18.36)	08/25/17 - 08/25/17
Euro-BUND Option	(0.60)	8/25/2017
	(18.96)

Energy Futures
Long
Gasoil Monthly Future	14.16	7/12/2017
Gasoline RBOB Future	7.92	7/31/2017
Light Sweet Crude Oil (WTI) Future	22.20	08/22/17 - 11/20/17
	44.28

Short
Brent Crude Monthly Future	(21.01)	07/31/17 - 11/30/17
Gasoil Monthly Future	(20.91)	08/10/17 - 10/12/17
Gasoline RBOB Future	(10.88)	08/31/17 - 09/29/17
Henry Hub Natural Gas Future	(15.57)	07/27/17 - 09/27/17
Light Sweet Crude Oil (WTI) Future	(49.50)	7/20/2017
NY Harbour ULSD Future	(11.82)	07/31/17 - 10/31/17
WTI Crude Future	(2.12)	8/21/2017
	(131.81)

Equity Futures
Long
AEX Index Future	0.77	7/21/2017
CAC 40	3.70	7/21/2017
DAX Index Future	6.23	9/15/2017
DJ EURO STOXX Banks Future	206.38	9/15/2017
DJ STOXX 600 Future	0.18	9/15/2017
E-mini Dow	26.59	9/15/2017
E-Mini Nasdaq-100	33.96	9/15/2017
E-Mini S&P MidCap 400	4.61	9/15/2017
FTSE 100 Index Future	25.07	9/15/2017
Mini MSCI EAFE Index Future	10.78	9/15/2017
Mini MSCI Emerging Markets Index Future	12.32	9/15/2017
MSCI Taiwan Index Future	5.97	7/28/2017
Nikkei 225 (JPY) Future	1.31	9/7/2017
Nikkei 225 Future	1.32	9/7/2017
Nikkei 225 Index	2.16	9/7/2017

OSE JPX-Nikkei Index 400 Future	34.01	9/7/2017
Russell 2000 Mini Index	0.77	9/15/2017
S&P Canada 60 Index Future	0.03	9/14/2017
SPI 200 Index	15.94	9/21/2017
TOPIX Future	22.35	9/7/2017
	414.46

Short
E-Mini S&P 500	(16.81)	9/15/2017
EURO STOXX 50 Index Future	(15.06)	9/15/2017
FTSE China A50 Index Future	-	7/28/2017
FTSE MIB Index Future	(4.47)	9/15/2017
Hang Seng Index	(4.35)	7/28/2017
H-Shares Index	-	7/28/2017
Nikkei 225 Mini (JPY) Future	(5.18)	9/7/2017
OMXS30	(11.79)	7/21/2017
S&P 500 Volatility Index Future	(0.18)	7/19/2017
SMI Future	(1.45)	9/15/2017
	(59.29)

Equity Index Options
Long
DJ EURO STOXX Banks Option	31.78	07/21/17 - 08/18/17
E-mini S&P 500 Week 2 Option	2.12	07/14/17 - 07/14/17
E-mini S&P 500 Week 3 Option	8.30	07/21/17 - 07/21/17
EURO STOXX 50 Index Option	10.59	07/21/17 - 08/18/17
Nikkei 225 Option	0.71	07/13/17 - 07/13/17
	53.50

FX Futures
Long
AUD/USD	10.45	9/18/2017
BRL/USD	12.67	7/31/2017
CHF/USD	9.67	9/18/2017
EUR/GBP	1.57	9/18/2017
EUR/JPY	4.72	9/18/2017
EUR/USD	7.60	9/18/2017
GBP/USD	0.88	9/18/2017
JPY/USD	0.29	9/18/2017
MXN/USD	34.74	9/18/2017
NZD/USD	12.83	9/18/2017
RUB/USD	11.33	9/15/2017
	106.78

Short
CAD/USD	(2.49)	9/19/2017
US Dollar Index Future	(0.03)	9/18/2017
USD/SEK Future	-	9/18/2017
	(2.52)

Interest Rate Futures
Long
3 month Euro (EURIBOR)	24.73	03/19/18 - 06/17/19
3 month Sterling	91.03	12/20/17 - 06/19/19
90 Day Bank Accepted Bill Future	33.22	12/07/17 - 06/07/18
Eurodollar	48.63	12/18/17 - 06/17/19
Three Month Canadian Bankers Acceptance Future	4.73	6/18/2018
	202.34

Short
3 month Euro (EURIBOR)	(14.83)	12/18/17 - 09/17/18
3 month EuroSwiss	(1.43)	12/18/2017
Eurodollar	(28.71)	6/18/2018
Three Month Canadian Bankers Acceptance Future	(12.07)	12/18/17 - 03/19/18
Three Month Euroyen Future	(0.36)	9/15/2017
	(57.40)

Power Futures & Forwards
Short
UK Natural Gas Monthly Future	(4.66)	7/28/2017
	(4.66)

Precious Metal Futures
Long
Palladium Future	8.66	9/27/2017
Platinum Future	0.38	10/27/2017
Silver Future	5.49	9/27/2017
	14.53

Short
Gold Future	(3.92)	8/29/2017
	(3.92)

Unrealized Depreciation
$(3,025,655)

Total return swap with Societe Generale Newedge UK Limited. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Societe Generale Newedge UK Limited. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager, and the mix of trading programs. The swap was effective on October 15, 2014 and may be terminated by either party with at least two business days notice to the other party. In addition, the swap provides for a 0.50% fee to Societe Generale Newedge UK Limited. (Notional Value $7,784,158)

Exposure by Manager

Underlying Manager	Exposure	Strategy Description
Willowbridge Associates	15.15%	Discretionary Macro | Fundamental

Exposure by Type

	Number of Contracts	Expiration Date Range
BASE METALS
LONG
Copper LME	9.00	17-Aug
Zinc LME	1.00	17-Aug
	10.00

SHORT
Copper LME	(9.00)	17-Aug
Zinc LME	(1.00)	17-Aug
	(10.00)

ENERGIES
SHORT
Crude Oil	(18.00)	17-Aug
	(18.00)
GRAINS & OILSEEDS
LONG
Soybeans	30.00	Sep 17 - Nov 17
	30.00

INTEREST RATES LONG TERM
LONG
U.S. Treasury Bond	66.00	17-Aug
	66.00

SHORT
Euro BTP Futures	(11.00)	17-Sep
U.S. Treasury Bond	(75.00)	Aug 17 - Sep 17
	(86.00)

INTEREST RATES MEDIUM
TERM
SHORT
5 Year Treasury Note	(169.00)	17-Sep
ERX BOBL	129.00)	17-Sep
	298.00)

STOCK INDICES
LONG
Emini S&P	26.00	17-Sep
	26.00

SHORT
Emini S&P	(31.00)	17-Sep
	(31.00)

US MAJOR CROSS
LONG
Euro/USD	11.00	17-Sep
	11.00

SHORT
EUR/USD CME	(11.00)	17-Sep
	(11.00)

Unrealized Depreciation
$(268,315)

Total Net Unrealized Depreciation on Swap Contracts
$(3,293,970)

Notes to Quarterly Consolidated Portfolio of Investments
June 30, 2017 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Insignia Macro Fund (the “Fund”). The Fund’s primary investment objective is to seek long‐term risk‐adjusted total return. The Fund currently offers Class A shares and Class I shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

Basis of Consolidation: Insignia Global Macro Offshore Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 27, 2013 and is a wholly owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity‐related investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding‐up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, the investments of the Subsidiary are included in the consolidated statements of investments and financial highlights of the Fund.  All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of June 30, 2017, net assets of the Fund were $51,615,201, of which $9,003,808, or 17.44%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment  Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Over‐the‐counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities.

Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value with the exception of exchange‐traded open‐end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third‐party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Asset-Backed Securities	$–	$9,233,076	$–	$9,233,076
Corporate Bonds
Basic Materials	–	485,325	–	485,325
Communications	–	2,463,061	–	2,463,061
Consumer, Cyclical	–	3,318,566	–	3,318,566
Consumer, Non-cyclical	–	1,591,631	–	1,591,631
Energy	–	1,964,687	–	1,964,687
Financial	–	10,169,558	–	10,169,558
Industrial	–	1,740,116	–	1,740,116
Technology	–	1,688,532	–	1,688,532
Utilities	–	680,529	–	680,529
Government Bonds	–	304,748	–	304,748
Mortgage-Backed Securities	–	3,201,534	–	3,201,534
Municipal Bonds	–	160,628	–	160,628
U.S. Treasury Notes & Bonds	–	1,942,796	–	1,942,796
TOTAL	$–	$38,944,787	$–	$38,944,787

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities:
Total Return Swap Contracts	$–	$(3,293,970)	$–	$(3,293,970)
Total	$–	$(3,293,970)	$–	$(3,293,970)

The Fund recognizes transfers between levels as of the end of the period. For the period ended June 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b‐1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex‐dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked‐to‐market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Unrealized Appreciation and Depreciation on Investments:   As of June 30, 2017, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$66,616
Gross unrealized depreciation (excess of tax cost over value)	(21,050)
Net unrealized appreciation	$45,566
Cost of investments for income tax purposes	$38,899,221

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, total return swaps and structured notes. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk:  Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than equity securities.

Swap Contracts: The Fund enters into swap transactions to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore,  the  Fund  considers  the  creditworthiness  of  each  counterparty  to  a  contract  in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at June 30, 2017 are disclosed in the Consolidated Portfolio of Investments.

Item 2. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	August 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	August 28, 2017

By:	/s/ Kimberly R. Storms
Kimberly Storms
Treasurer (Principal Financial Officer)

Date:	August 28, 2017